UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 14, 2014


                          PSYCHIC FRIENDS NETWORK INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       001-33968                  45-4928294
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

2360 Corporate Circle, Suite 400, Henderson, NV                    89074-772
   (Address of principal executive offices)                       (Zip Code)

                                 (702) 608-7360
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 14, 2014, the registrant Psychic Friends Network, Inc. fully repaid a convertible promissory note issued on February 6, 2014 to an accredited investor in the principal amount of $53,000. The note has been fully satisfied and all obligations therein are terminated.

PSYCHIC FRIENDS NETWORK INC.


/s/ Marc Lasky
------------------------------------
Marc Lasky
Chief Executive Officer

Date: August 19, 2014

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